UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2025

NCR ATLEOS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-41728

Maryland	92-3588560
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

864 Spring Street NW

Atlanta, GA 30308

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (832) 308-4999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NATL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).               Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 28, 2025, the Board of Directors (the “Board”) of NCR Atleos Corporation (the “Company”) approved and adopted, effective as of such date, amendments to the Company’s bylaws, amending and restating them in their entirety (as amended, the “Second Amended and Restated Bylaws”).

The Second Amended and Restated Bylaws (i) clarify and enhance procedural and disclosure requirements related to the Company’s advance notice procedures for stockholder proposals and director nominations to be brought before an annual meeting of stockholders, including, among other changes, to clarify receipt of notices, remove references to persons “acting in concert” from the definition of stockholder associated persons and references to their affiliates, include a reference to members of groups and clarify the meaning of support in certain instances; (ii) remove specific date references to the 2023 and 2024 annual meeting and proxy statement; (iii) confirm the Board’s authority to modify committee membership, dissolve committees, adjust delegations and remove certain Company officers; and (iv) make certain other clarifying and conforming changes, including, among others, changes regarding officer resignations and adding and clarifying certain references to the lead director.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the text of the Second Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of NCR Atleos Corporation, dated as of October 28, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Atleos Corporation

By:	/s/ Ricardo J. Nuñez
Ricardo J. Nuñez
Executive Vice President, General Counsel and Corporate Secretary

Date: October 28, 2025